T. Rowe Price Total Return Fund

Supplement to Prospectus Dated October 1, 2017

On page 7, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2019, Christopher P. Brown, Jr. will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

On page 10, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2019, Andrew C. McCormick will step down as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee, and Christopher P. Brown, Jr. will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is May 3, 2018.

F228-041 5/3/18